                                                             Exhibit 23(h)(5)(v)

                               FORM OF SCHEDULE A

                           TO THE AMENDED AND RESTATED
                          MANAGEMENT SERVICES AGREEMENT
                    BETWEEN PROFUNDS AND PROFUND ADVISORS LLC

                            AS OF SEPTEMBER 24, 2002

Bull ProFund                                                ProFund VP Bull
Mid-Cap ProFund                                             ProFund VP Mid-Cap
Small-Cap ProFund                                           ProFund VP Small-Cap
OTC ProFund                                                 ProFund VP OTC
Europe 30 ProFund                                           ProFund VP Japan
Mid-Cap Value ProFund                                       ProFund VP Europe 30
Mid-Cap Growth ProFund                                      ProFund VP Mid-Cap Value
Small-Cap Value ProFund                                     ProFund VP Mid-Cap Growth
Small-Cap Growth ProFund                                    ProFund VP Small-Cap Value
UltraBull ProFund                                           ProFund VP Small-Cap Growth
UltraMid-Cap ProFund                                        ProFund VP Bull Plus
UltraSmall-Cap ProFund                                      ProFund VP UltraBull
UltraOTC ProFund                                            ProFund VP UltraMid-Cap
UltraJapan ProFund                                          ProFund VP UltraSmall-Cap
Bear ProFund                                                ProFund VP UltraEurope
UltraBear ProFund                                           ProFund VP UltraOTC
UltraShort OTC ProFund                                      ProFund VP Bear
Money Market ProFund                                        ProFund VP UltraBear
Airlines UltraSector ProFund                                ProFund VP UltraShort OTC
Banks UltraSector ProFund                                   ProFund VP Airlines
Basic Materials UltraSector ProFund                         ProFund VP Banks
Biotechnology UltraSector ProFund                           ProFund VP Basic Materials
Consumer Cyclical UltraSector ProFund                       ProFund VP Biotechnology
Consumer Non-Cyclical UltraSector ProFund                   ProFund VP Consumer Cyclical
Energy UltraSector ProFund                                  ProFund VP Consumer Non-Cyclical
Leisure Goods & Services UltraSector                        ProFund VP Energy
ProFund                                                     ProFund VP Internet
Financial UltraSector ProFund                               ProFund VP Leisure Goods & Services
Healthcare UltraSector ProFund                              ProFund VP Financial
Industrial UltraSector ProFund                              ProFund VP Healthcare
Internet UltraSector ProFund                                ProFund VP Industrial
Oil Drilling Equipment & Services UltraSector ProFund       ProFund VP Oil Drilling Equipment & Services
Pharmaceuticals UltraSector ProFund                         ProFund VP Pharmaceuticals
Precious Metals UltraSector ProFund                         ProFund VP Precious Metals
Real Estate UltraSector ProFund                             ProFund VP Real Estate
Semiconductor UltraSector ProFund                           ProFund VP Semiconductor
Technology UltraSector ProFund                              ProFund VP Technology
Telecommunications UltraSector ProFund                      ProFund VP Telecommunications

Utilities UltraSector ProFund                               ProFund VP Utilities
Wireless Communications UltraSector                         ProFund VP Wireless Communications
ProFund                                                     ProFund VP Money Market
Asia 30 ProFund                                             ProFund VP Asia 30
UltraDow 30 ProFund                                         ProFund VP UltraDow 30
U.S. Government Plus ProFund                                ProFund VP U.S. Government Plus
Short OTC ProFund                                           ProFund VP Short OTC
Short Small-Cap ProFund                                     ProFund VP Short Small-Cap
Rising Rates Opportunity ProFund                            ProFund VP Rising Rates Opportunity
Large-Cap Value ProFund                                     ProFund VP Large-Cap Value
Large-Cap Growth ProFund                                    ProFund VP Large-Cap Growth


PROFUND ADVISORS LLC                              PROFUNDS
a Maryland limited liability company              a Delaware business trust


By:                                               By:
   -----------------------------------------         -------------------------
     Michael L. Sapir                                  Michael L. Sapir
     Chairman and Chief Executive Officer              Trustee and Chairman

                                       A-2